INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MARCH 19, 2020 TO THE PROSPECTUSES DATED FEBRUARY 28, 2020 OF:

Invesco Total Return Bond ETF (the “Fund”)

Effective immediately, the following disclosure is added to the end of the paragraph entitled “Market Risk” in the section “Summary Information – Principal Risks of Investing in the Fund”:

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Effective immediately, the following disclosure is added to the end of the paragraph entitled “Market Risk” in the section “Additional Information About the Fund’s Strategies and Risks – Principal Risks of Investing in the Fund”:

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Please Retain This Supplement for Future Reference.

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